UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

February 28

Date of Fiscal Year End

February 28, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Parametric

Dividend Income Fund

Annual Report

February 28, 2021

Commodity Futures Trading Commission Registration.  The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report February 28, 2021

Parametric

Dividend Income Fund

Parametric

Dividend Income Fund

February 28, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began March 1, 2020 was marked by a sharp recovery from one of the shortest bear markets in living memory. On March 11, the World Health Organization officially declared the coronavirus outbreak that had dogged markets since late January a global pandemic, and U.S. equity markets hit bottom for the period the same month. The longest-ever U.S. economic expansion was over.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions, along with an economic stimulus bill passed by the U.S. Congress, helped calm the markets and initiate an equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of 2020, stocks reversed course again. The announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials helped boost investor optimism and power a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

In January 2021, the equity rally paused as the emergence of new, more contagious variants of the coronavirus weighed on stock prices. But in the final month of the period virtually all major U.S. indexes posted strong returns, as the new Biden administration increased the rate of vaccinations, and investors were cheered by the potential passage of additional federal stimulus for the U.S. economy.

For the 12-month period as a whole, virtually every class of U.S. stocks delivered strong returns. The S&P 500® Index, a broad measure of U.S. stocks, returned 31.29% for the period, while the blue-chip Dow Jones Industrial Average® returned 24.41% and the technology-laden Nasdaq Composite Index returned 55.27%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, outperformed their large-cap counterparts, as measured by the S&P 500® Index and the Russell 1000® Index. Growth stocks as a group outpaced value stocks, as measured by the Russell growth and value indexes — which nonetheless had a very good year.

Fund Performance

For the 12-month period ended February 28, 2021, Parametric Dividend Income Fund (the Fund) returned 22.15% for Investor Class shares at net asset value (NAV), in line with its benchmark, the Russell 1000® Value Index (the Index), which returned 22.22%.

The Fund is structured to focus on broad diversification by allocating a relatively equal weight among sectors; and assigning a relatively equal weight across selected securities — those that rank highest on Parametric’s combined low-risk/high-yield score — within the Index sectors. The Fund’s equal-weighting approach may result in a portfolio with overweight positions in smaller sectors and underweight positions in larger sectors, as measured by market capitalization.

The Fund’s emphasis on diversification by targeting an equal sector weighting contributed to performance relative to the Index during the period. An overweight to the materials sector, the highest performing Index sector, was a key contributor. The Fund’s exclusion of real estate also contributed on a relative basis. Returns in the real estate sector faced major Covid-19 headwinds as demand for commercial property experienced significant declines. Conversely, the Fund’s underweight to the communication services sector, where strong demand for streaming services propelled stock prices, detracted from relative results over the period.

Security selection in the consumer discretionary sector detracted from performance relative to the Index over the year due, in part, to an overweight position in Carnival Corp. (Carnival), which plummeted as lockdown measures suspended cruising operations during the crucial spring and summer seasons. An overweight to Macy’s, Inc. (Macy’s) also detracted, as brick-and-mortar retailers grappled with diminishing retail shopper demand due to lockdowns. Stock selection within the communication services sector also detracted from relative results; particularly notable was an overweight allocation to Omnicom Group, Inc. The advertising conglomerate continued to lose market share as companies devoted more ad spending to social media outlets. Carnival and Macy’s were sold from the Fund.

Conversely, the Fund’s selection efforts within the energy sector contributed to performance relative to the Index. This influence was partially due to an overweight position in Baker Hughes Co., which experienced notable price improvement in the period’s final months. Additionally, an overweight to Cabot Oil & Gas Corp. contributed, as rising energy prices in the latter half of the year benefited this energy producer.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Dividend Income Fund

February 28, 2021

Performance2,3

Portfolio Managers Thomas C. Seto and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Investor Class at NAV	03/26/2014	03/26/2014	22.15%	10.67%	9.06%
Institutional Class at NAV	03/26/2014	03/26/2014	22.47	10.94	9.33

Russell 1000® Value Index	—	—	22.22%	12.01%	8.81%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class

Gross				0.82%	0.57%
Net				0.65	0.40

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Institutional Class	$50,000	03/26/2014	$92,818	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Dividend Income Fund

February 28, 2021

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ConocoPhillips	1.4%

HollyFrontier Corp.	0.8

CVR Energy, Inc.	0.8

People’s United Financial, Inc.	0.7

Valero Energy Corp.	0.7

Pioneer Natural Resources Co.	0.7

Marathon Petroleum Corp.	0.7

EOG Resources, Inc.	0.7

Exxon Mobil Corp.	0.7

Schlumberger NV	0.7

Total	7.9%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Dividend Income Fund

February 28, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 6/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

Diversification cannot ensure a profit or eliminate the risk of loss.

Important Notice to Shareholders

Effective February 26, 2021, the Fund is managed by Thomas C. Seto and Jennifer Sireklove.

5

Parametric

Dividend Income Fund

February 28, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2020 – February 28, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (9/1/20)	Ending Account Value (2/28/21)	Expenses Paid During Period* (9/1/20 – 2/28/21)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,188.00	$3.53	**	0.65%
Institutional Class	$1,000.00	$1,189.20	$2.17	**	0.40%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,021.60	$3.26	**	0.65%
Institutional Class	$1,000.00	$1,022.80	$2.01	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2020.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

Dividend Income Fund

February 28, 2021

Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value

Aerospace & Defense — 0.5%

Lockheed Martin Corp.	473	$156,208

		$156,208

Air Freight & Logistics — 1.5%

C.H. Robinson Worldwide, Inc.	1,920	$174,432

Expeditors International of Washington, Inc.	1,883	172,935

United Parcel Service, Inc., Class B	1,055	166,510

		$513,877

Auto Components — 1.2%

BorgWarner, Inc.	4,609	$207,405

Gentex Corp.	5,309	187,832

		$395,237

Banks — 3.3%

Cullen/Frost Bankers, Inc.	2,048	$213,811

F.N.B. Corp.	19,031	225,137

Investors Bancorp, Inc.	17,110	228,247

People’s United Financial, Inc.	13,962	250,478

Umpqua Holdings Corp.	11,978	204,465

		$1,122,138

Beverages — 1.4%

Coca-Cola Co. (The)	3,296	$161,471

Keurig Dr Pepper, Inc.	5,564	169,813

PepsiCo, Inc.	1,211	156,449

		$487,733

Biotechnology — 1.1%

Amgen, Inc.	789	$177,462

Gilead Sciences, Inc.	3,128	192,059

		$369,521

Building Products — 1.2%

A.O. Smith Corp.	3,253	$193,131

Johnson Controls International PLC	3,866	215,684

		$408,815

Capital Markets — 4.2%

CME Group, Inc.	995	$198,702

Federated Hermes, Inc., Class B	6,411	171,302

Franklin Resources, Inc.	7,171	187,665

Security	Shares	Value

Capital Markets (continued)

Houlihan Lokey, Inc.	2,549	$162,015

Janus Henderson Group PLC	5,141	150,271

Moelis & Co., Class A	3,849	198,762

Northern Trust Corp.	1,885	179,320

T. Rowe Price Group, Inc.	1,224	198,459

		$1,446,496

Chemicals — 6.1%

Air Products and Chemicals, Inc.	668	$170,754

Celanese Corp.	1,359	188,779

Corteva, Inc.	4,678	211,212

Dow, Inc.	3,307	196,138

DuPont de Nemours, Inc.	2,571	180,793

Eastman Chemical Co.	1,796	196,231

International Flavors & Fragrances, Inc.	1,597	216,409

Linde PLC	687	167,813

LyondellBasell Industries NV, Class A	1,986	204,737

NewMarket Corp.	452	171,299

Sensient Technologies Corp.	2,416	188,086

		$2,092,251

Communications Equipment — 1.1%

Cisco Systems, Inc.	3,990	$179,031

Juniper Networks, Inc.	8,018	186,659

		$365,690

Containers & Packaging — 1.6%

International Paper Co.	3,604	$178,939

Packaging Corp. of America	1,333	175,983

Sonoco Products Co.	3,099	184,607

		$539,529

Distributors — 0.6%

Genuine Parts Co.	1,802	$189,841

		$189,841

Diversified Consumer Services — 1.2%

H&R Block, Inc.	11,331	$217,895

Service Corp. International	3,723	177,811

		$395,706

Diversified Telecommunication Services — 1.0%

AT&T, Inc.	6,241	$174,061

7	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Portfolio of Investments — continued

Security	Shares	Value

Diversified Telecommunication Services (continued)

Verizon Communications, Inc.	3,055	$168,942

		$343,003

Electric Utilities — 4.0%

ALLETE, Inc.	2,821	$175,269

Avangrid, Inc.(1)	3,709	169,724

Duke Energy Corp.	1,984	169,810

Hawaiian Electric Industries, Inc.	5,119	178,960

OGE Energy Corp.	5,744	168,127

Pinnacle West Capital Corp.	2,257	157,832

Portland General Electric Co.	4,273	180,150

Southern Co. (The)	2,967	168,288

		$1,368,160

Electrical Equipment — 1.7%

Eaton Corp. PLC	1,524	$198,409

Emerson Electric Co.	2,293	196,969

Hubbell, Inc.	1,135	201,474

		$596,852

Electronic Equipment, Instruments & Components — 1.0%

Dolby Laboratories, Inc., Class A	1,750	$170,853

National Instruments Corp.	4,063	180,397

		$351,250

Energy Equipment & Services — 1.9%

Baker Hughes Co.	8,562	$209,598

Helmerich & Payne, Inc.	7,560	217,199

Schlumberger NV	8,293	231,457

		$658,254

Food & Staples Retailing — 1.6%

Costco Wholesale Corp.	479	$158,549

Walgreens Boots Alliance, Inc.	4,503	215,829

Walmart, Inc.	1,236	160,581

		$534,959

Food Products — 4.3%

Archer-Daniels-Midland Co.	3,594	$203,349

Bunge, Ltd.	2,797	214,194

General Mills, Inc.	3,016	165,910

Hormel Foods Corp.(1)	3,833	177,736

Ingredion, Inc.	2,245	202,499

Security	Shares	Value

Food Products (continued)

Kellogg Co.	2,888	$166,667

Kraft Heinz Co. (The)	5,143	187,102

Mondelez International, Inc., Class A	3,054	162,351

		$1,479,808

Gas Utilities — 3.2%

Atmos Energy Corp.	1,930	$163,297

National Fuel Gas Co.	4,306	195,665

New Jersey Resources Corp.	5,077	199,475

ONE Gas, Inc.	2,355	157,714

South Jersey Industries, Inc.	8,259	207,384

Spire, Inc.	2,724	180,928

		$1,104,463

Health Care Equipment & Supplies — 2.6%

Abbott Laboratories	1,641	$196,559

Baxter International, Inc.	2,229	173,171

Becton, Dickinson and Co.	718	173,145

Medtronic PLC	1,541	180,251

West Pharmaceutical Services, Inc.	640	179,616

		$902,742

Health Care Providers & Services — 2.5%

AmerisourceBergen Corp.	1,831	$185,334

Cardinal Health, Inc.	3,332	171,665

Chemed Corp.	338	150,481

Patterson Cos., Inc.	5,666	175,986

UnitedHealth Group, Inc.	498	165,445

		$848,911

Health Care Technology — 0.5%

Cerner Corp.	2,275	$157,293

		$157,293

Hotels, Restaurants & Leisure — 0.5%

McDonald’s Corp.	838	$172,745

		$172,745

Household Durables — 2.8%

Garmin, Ltd.	1,541	$191,115

Leggett & Platt, Inc.	4,170	180,436

MDC Holdings, Inc.	3,607	204,048

8	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Portfolio of Investments — continued

Security	Shares	Value

Household Durables (continued)

Newell Brands, Inc.	8,463	$196,087

Whirlpool Corp.	972	184,758

		$956,444

Household Products — 2.0%

Colgate-Palmolive Co.	2,101	$157,995

Kimberly-Clark Corp.	1,338	171,706

Procter & Gamble Co. (The)	1,291	159,477

WD-40 Co.	673	209,808

		$698,986

Industrial Conglomerates — 1.0%

3M Co.	1,025	$179,437

Honeywell International, Inc.	852	172,402

		$351,839

Insurance — 3.5%

Cincinnati Financial Corp.	2,062	$201,808

Hanover Insurance Group, Inc. (The)	1,548	178,562

MetLife, Inc.	3,855	222,048

Old Republic International Corp.	9,245	178,706

Principal Financial Group, Inc.	3,717	210,308

Prudential Financial, Inc.	2,328	201,884

		$1,193,316

IT Services — 3.6%

Accenture PLC, Class A	651	$163,336

Amdocs, Ltd.	2,588	196,196

Automatic Data Processing, Inc.	1,027	178,718

International Business Machines Corp.	1,441	171,378

Jack Henry & Associates, Inc.	1,140	169,222

MAXIMUS, Inc.	2,441	198,404

Paychex, Inc.	1,851	168,571

		$1,245,825

Leisure Products — 0.5%

Hasbro, Inc.	1,935	$181,329

		$181,329

Life Sciences Tools & Services — 1.1%

Agilent Technologies, Inc.	1,540	$187,988

Bio-Techne Corp.	564	203,993

		$391,981

Security	Shares	Value

Machinery — 1.7%

Cummins, Inc.	798	$202,053

Graco, Inc.	2,497	173,167

Snap-on, Inc.	998	202,704

		$577,924

Media — 0.6%

Omnicom Group, Inc.	2,955	$203,097

		$203,097

Metals & Mining — 3.3%

Newmont Corp.	3,013	$163,847

Nucor Corp.	3,423	204,764

Reliance Steel & Aluminum Co.	1,507	199,225

Royal Gold, Inc.	1,703	176,618

Southern Copper Corp.	2,759	196,800

Steel Dynamics, Inc.	4,885	203,118

		$1,144,372

Multi-Utilities — 3.0%

Ameren Corp.	2,352	$165,275

Avista Corp.	4,352	174,994

Consolidated Edison, Inc.	2,542	166,882

Dominion Energy, Inc.	2,432	166,154

MDU Resources Group, Inc.	6,951	195,323

Public Service Enterprise Group, Inc.	3,121	168,004

		$1,036,632

Multiline Retail — 1.0%

Dollar General Corp.	845	$159,697

Target Corp.	1,016	186,375

		$346,072

Oil, Gas & Consumable Fuels — 11.1%

Antero Midstream Corp.	21,764	$191,958

Cabot Oil & Gas Corp.	11,052	204,573

Chevron Corp.	2,100	210,000

ConocoPhillips	9,011	468,662

CVR Energy, Inc.	12,244	270,348

EOG Resources, Inc.	3,641	235,063

Equitrans Midstream Corp.	23,047	166,630

Exxon Mobil Corp.	4,295	233,519

HollyFrontier Corp.	7,140	270,463

Kinder Morgan, Inc.	13,101	192,585

Marathon Petroleum Corp.	4,350	237,597

9	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

ONEOK, Inc.	4,656	$206,214

Phillips 66	2,596	215,598

Pioneer Natural Resources Co.	1,604	238,306

Valero Energy Corp.	3,196	246,028

Williams Cos., Inc. (The)	8,850	202,134

		$3,789,678

Pharmaceuticals — 2.6%

Bristol-Myers Squibb Co.	2,902	$177,980

Eli Lilly & Co.	1,031	211,242

Johnson & Johnson	1,155	183,021

Merck & Co., Inc.	2,217	160,998

Pfizer, Inc.	4,818	161,355

		$894,596

Professional Services — 1.2%

ManpowerGroup, Inc.	2,024	$191,147

Robert Half International, Inc.	2,781	216,334

		$407,481

Road & Rail — 0.6%

Landstar System, Inc.	1,318	$211,064

		$211,064

Semiconductors & Semiconductor Equipment — 2.3%

Intel Corp.	3,594	$218,443

Maxim Integrated Products, Inc.	2,067	192,582

Texas Instruments, Inc.	1,104	190,186

Xilinx, Inc.	1,288	167,827

		$769,038

Software — 0.5%

Microsoft Corp.	794	$184,510

		$184,510

Specialty Retail — 1.7%

Best Buy Co., Inc.	1,763	$176,917

Home Depot, Inc. (The)	669	172,830

Williams-Sonoma, Inc.	1,722	226,081

		$575,828

Technology Hardware, Storage & Peripherals — 0.5%

NetApp, Inc.	2,796	$175,030

		$175,030

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.6%

Hanesbrands, Inc.(1)	12,286	$217,339

NIKE, Inc., Class B	1,260	169,823

VF Corp.	2,068	163,641

		$550,803

Thrifts & Mortgage Finance — 0.6%

New York Community Bancorp, Inc.	17,186	$209,841

		$209,841

Tobacco — 1.1%

Altria Group, Inc.	4,367	$190,401

Philip Morris International, Inc.	2,174	182,660

		$373,061

Trading Companies & Distributors — 1.6%

Fastenal Co.	3,590	$166,469

MSC Industrial Direct Co., Inc., Class A	2,117	182,337

Watsco, Inc.	782	190,104

		$538,910

Total Common Stocks (identified cost $25,960,977)		$34,009,139

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(2)	157,374	$157,374

Total Short-Term Investments (identified cost $157,374)		$157,374

Total Investments — 99.8% (identified cost $26,118,351)		$34,166,513

Other Assets, Less Liabilities — 0.2%		$68,215

Net Assets — 100.0%		$34,234,728

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at February 28, 2021. The aggregate market value of securities on loan at February 28, 2021 was $508,804.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2021.

10	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Statement of Assets and Liabilities

Assets	February 28, 2021

Unaffiliated investments, at value including $508,804 of securities on loan (identified cost, $25,960,977)	$34,009,139

Affiliated investment, at value (identified cost, $157,374)	157,374

Dividends receivable	92,017

Dividends receivable from affiliated investment	25

Receivable for Fund shares sold	37,222

Securities lending income receivable	133

Receivable from affiliates	7,487

Total assets	$34,303,397

Liabilities

Payable for Fund shares redeemed	$4,784

Payable to affiliates:

Investment adviser and administration fee	7,406

Distribution and service fees	604

Accrued expenses	55,875

Total liabilities	$68,669

Net Assets	$34,234,728

Sources of Net Assets

Paid-in capital	$33,444,682

Distributable earnings	790,046

Total	$34,234,728

Investor Class Shares

Net Assets	$3,140,326

Shares Outstanding	222,247

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.13

Institutional Class Shares

Net Assets	$31,094,402

Shares Outstanding	2,197,067

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.15

11	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Statement of Operations

Investment Income	Year Ended February 28, 2021

Dividends	$1,108,415

Dividends from affiliated investment	540

Securities lending income, net	6,048

Total investment income	$1,115,003

Expenses

Investment adviser and administration fee	$93,184

Distribution and service fees

Investor Class	7,327

Trustees’ fees and expenses	2,099

Custodian fee	23,394

Transfer and dividend disbursing agent fees	12,075

Legal and accounting services	38,635

Printing and postage	13,021

Registration fees	37,734

Miscellaneous	9,289

Total expenses	$236,758

Deduct —

Allocation of expenses to affiliates	$104,661

Total expense reductions	$104,661

Net expenses	$132,097

Net investment income	$982,906

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(4,229,957)

Investment transactions — affiliated investment	(91)

Net realized loss	$(4,230,048)

Change in unrealized appreciation (depreciation) —

Investments	$7,366,836

Net change in unrealized appreciation (depreciation)	$7,366,836

Net realized and unrealized gain	$3,136,788

Net increase in net assets from operations	$4,119,694

12	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended February 28, 2021	Year Ended February 29, 2020

From operations —

Net investment income	$982,906	$1,686,411

Net realized loss	(4,230,048)	(285,425)

Net change in unrealized appreciation (depreciation)	7,366,836	(3,163,828)

Net increase (decrease) in net assets from operations	$4,119,694	$(1,762,842)

Distributions to shareholders —

Investor Class	$(89,412)	$(138,069)

Institutional Class	(942,405)	(1,432,548)

Total distributions to shareholders	$(1,031,817)	$(1,570,617)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$331,328	$517,738

Institutional Class	6,159,035	11,968,522

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	89,412	138,069

Institutional Class	389,500	743,989

Cost of shares redeemed

Investor Class	(1,311,299)	(3,365,043)

Institutional Class	(21,219,993)	(17,902,158)

Net decrease in net assets from Fund share transactions	$(15,562,017)	$(7,898,883)

Net decrease in net assets	$(12,474,140)	$(11,232,342)

Net Assets

At beginning of year	$46,708,868	$57,941,210

At end of year	$34,234,728	$46,708,868

13	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Financial Highlights

	Investor Class

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28,
			2019	2018	2017

Net asset value — Beginning of year	$11.950	$12.870	$12.910	$12.170	$10.080

Income (Loss) From Operations

Net investment income(1)	$0.349	$0.362	$0.366	$0.328	$0.275

Net realized and unrealized gain (loss)	2.194	(0.950)	0.216	0.854	2.114

Total income (loss) from operations	$2.543	$(0.588)	$0.582	$1.182	$2.389

Less Distributions

From net investment income	$(0.363)	$(0.325)	$(0.306)	$(0.305)	$(0.249)

From net realized gain	—	(0.007)	(0.316)	(0.137)	(0.050)

Total distributions	$(0.363)	$(0.332)	$(0.622)	$(0.442)	$(0.299)

Net asset value — End of year	$14.130	$11.950	$12.870	$12.910	$12.170

Total Return(2)(3)	22.15%	(4.76)%	4.81%	9.87%	23.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,140	$3,612	$6,597	$5,633	$2,450

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.65%	0.65%	0.65%	0.65%	0.68%

Net investment income	2.92%	2.78%	2.82%	2.61%	2.34%

Portfolio Turnover	61%	51%	77%	30%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.34%, 0.17%, 0.26%, 0.62% and 1.60% of average daily net assets for the years ended February 28, 2021, February 29, 2020 and February 28, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Financial Highlights — continued

	Institutional Class

	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28,
			2019	2018	2017

Net asset value — Beginning of year	$11.970	$12.890	$12.930	$12.190	$10.090

Income (Loss) From Operations

Net investment income(1)	$0.380	$0.394	$0.399	$0.358	$0.310

Net realized and unrealized gain (loss)	2.195	(0.947)	0.215	0.851	2.108

Total income (loss) from operations	$2.575	$(0.553)	$0.614	$1.209	$2.418

Less Distributions

From net investment income	$(0.395)	$(0.360)	$(0.338)	$(0.332)	$(0.268)

From net realized gain	—	(0.007)	(0.316)	(0.137)	(0.050)

Total distributions	$(0.395)	$(0.367)	$(0.654)	$(0.469)	$(0.318)

Net asset value — End of year	$14.150	$11.970	$12.890	$12.930	$12.190

Total Return(2)(3)	22.47%	(4.50)%	5.06%	10.09%	24.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$31,094	$43,096	$51,344	$21,110	$15,070

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.40%	0.40%	0.40%	0.40%	0.51%

Net investment income	3.19%	3.01%	3.07%	2.84%	2.71%

Portfolio Turnover	61%	51%	77%	30%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and the sub-adviser reimbursed certain operating expenses (equal to 0.34%, 0.17%, 0.26%, 0.62% and 1.89% of average daily net assets for the years ended February 28, 2021, February 29, 2020 and February 28, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

15	See Notes to Financial Statements.

Parametric

Dividend Income Fund

February 28, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return and current income. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of February 28, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of

16

Parametric

Dividend Income Fund

February 28, 2021

Notes to Financial Statements — continued

business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended February 28, 2021 and February 29, 2020 was as follows:

	Year Ended February 28, 2021	Year Ended February 29, 2020

Ordinary income	$1,031,817	$1,539,004

Long-term capital gains	$—	$31,613

As of February 28, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$149,172

Deferred capital losses	(4,917,732)

Net unrealized appreciation	5,558,606

Distributable earnings	$790,046

At February 28, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $4,917,732 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at February 28, 2021, $2,339,271 are short-term and $2,578,461 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$28,607,907

Gross unrealized appreciation	$5,759,072

Gross unrealized depreciation	(200,466)

Net unrealized appreciation	$5,558,606

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, in effect through February 28, 2021, the fee was computed at an annual rate of 0.30% of the Fund’s average daily net assets up to $1 billion and was payable monthly. On net assets of $1 billion and over, the annual fee would be reduced. For the year ended February 28, 2021, the investment adviser and administration fee amounted to $93,184 or 0.30% of the Fund’s average daily net assets.

17

Parametric

Dividend Income Fund

February 28, 2021

Notes to Financial Statements — continued

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric). EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM and Parametric became indirect, wholly-owned subsidiaries of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement with EVM and EVM entered into a new investment sub-advisory agreement with Parametric (the “New Agreements”). The New Agreements took effect on March 1, 2021. Effective March 1, 2021, the fee reduction agreement previously applicable to the Fund was incorporated into its new investment advisory and administrative agreement with EVM.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65% and 0.40% of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively. This agreement may be changed or terminated after June 30, 2021. Pursuant to this agreement, EVM and Parametric were allocated $104,661 in total of the Fund’s operating expenses for the year ended February 28, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended February 28, 2021, EVM earned $845 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended February 28, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended February 28, 2021 amounted to $7,327 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $19,151,575 and $34,715,818, respectively, for the year ended February 28, 2021.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Investor Class	Year Ended February 28, 2021	Year Ended February 29, 2020

Sales	28,196	39,503

Issued to shareholders electing to receive payments of distributions in Fund shares	8,133	10,611

Redemptions	(116,367)	(260,637)

Net decrease	(80,038)	(210,523)

18

Parametric

Dividend Income Fund

February 28, 2021

Notes to Financial Statements — continued

Institutional Class	Year Ended February 28, 2021	Year Ended February 29, 2020

Sales	485,332	919,890

Issued to shareholders electing to receive payments of distributions in Fund shares	36,010	57,016

Redemptions	(1,923,246)	(1,360,642)

Net decrease	(1,401,904)	(383,736)

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended February 28, 2021.

8  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 2021, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $508,804 and $530,250, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

9  Investments in Affiliated Funds

At February 28, 2021, the value of the Fund’s investment in affiliated funds was $157,374, which represents 0.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended February 28, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$233,238	$9,111,727	$(9,187,500)	$(91)	$—	$157,374	$540	157,374

19

Parametric

Dividend Income Fund

February 28, 2021

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At February 28, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$34,009,139	*	$—	$—	$34,009,139

Short-Term Investments	—		157,374	—	157,374

Total Investments	$34,009,139		$157,374	$—	$34,166,513

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

20

Parametric

Dividend Income Fund

February 28, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of February 28, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Parametric

Dividend Income Fund

February 28, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended February 28, 2021, the Fund designates approximately $1,040,652, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

22

Parametric

Dividend Income Fund

February 28, 2021

Joint Special Meeting of Shareholders (Unaudited)

The Fund held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 for the following purposes: (1) to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as the Fund’s investment sub-adviser (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	1,982,631.500	16,852.010	31,469.676	0

Proposal 2	1,984,370.500	15,112.010	31,470.676	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the Meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

23

Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric Dividend Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric Dividend Income Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

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Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

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Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval — continued

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the

26

Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval — continued

Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

27

Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

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Parametric

Dividend Income Fund

February 28, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

29

Parametric

Dividend Income Fund

February 28, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Vice- Chairperson of the Board and Trustee	2021 (Vice-Chairperson) 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Parametric

Dividend Income Fund

February 28, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

31

Parametric

Dividend Income Fund

February 28, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

32

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

33

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

17885    2.28.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Parametric Dividend Income Fund (the “Fund(s)”) is a series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended February 29, 2020 and February 28, 2021 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Dividend Income Fund

Fiscal Years Ended	2/29/20	2/28/21
Audit Fees	$26,250	$26,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,413	$10,103
All Other Fees(3)	$0	$0

Total	$37,663	$36,353

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21
Audit Fees	$37,050	$98,300	$661,708	$106,700	$156,850	$26,250	$110,800	$719,575	$106,700	$201,300	$26,250
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973	$10,103
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$53,050	$123,068	$1,007,188	$170,178	$225,923	$37,663	$135,748	$980,294	$167,038	$275,273	$36,353

*	Information is not presented for the fiscal period ended 7/31/20 as no Series in the Trust with such fiscal year end was in operation as of September 9, 2019.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	7/31/19	9/30/19	10/31/19	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21
Registrant(1)	$16,000	$24,768	$345,480	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973	$10.103
Eaton Vance(2)	$60,130	$59,903	$59,903	$59,903	$59,903	$59,903	$51,800	$51,800	$150,300	$150,300	$150,300

*	Information is not presented for the fiscal period ended 7/31/20 as no Series in the Trust with such fiscal year end was in operation as of September 9, 2019.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: April 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: April 22, 2021